Exhibit 10.11

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

SECOND AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This second amendment (“Amendment 2”) to that certain Sponsored Research Agreement dated December 8, 2022 and as amended (“ Agreement”), is by and between Coya Therapeutics, Inc. (“COMPANY”) and The Methodist Hospital Research Institute dba Houston Methodist Research Institute (“HMRI”). This Amendment 2 is effective as of the last date of signature (“Amendment 2 Effective Date”).

WHEREAS, COMPANY and HMRI are parties to the Agreement pursuant to which HMRI is performing certain research activities;

WHEREAS, COMPANY and HMRI desire to amend the Agreement to modify Exhibits A and B to expand the Workscope and Budget for Funding Term 2; and

WHEREAS, the parties desire to amend the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreement among the parties hereto, it is agreed as follows:

1.
Amendment.
A.
Exhibit A. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A-2 appended to this Amendment 2. Each mention in the Agreement of “Exhibit A” shall hereinafter refer to Exhibit A-2 attached hereto.
B.
Exhibit B. Exhibit B included in the Agreement is hereby deleted in its entirety and replaced with Exhibit B-2 appended to this Amendment 2. Each mention in the Agreement of “Exhibit B” shall hereinafter refer to Exhibit B-2 attached hereto.
2.
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
3.
It is understood and agreed that all other provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

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Exhibit 10.11

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be executed by their duly authorized representatives to be effective as of the Amendment 2 Effective Date.

Coya Therapeutics, Inc.	The Methodist Hospital Research Institute

By: /s/ Howard Berman	By: /s/ Edward A. Jones
Name: Howard Berman	Name: Edward A. Jones

Title: CEO	Title: President and CEO

Date: 10/9/2024	Date: 10/4/2024

Read & Acknowledged:

By: /s/ Stanley H. Appel, MD
Name: Stanley H. Appel, MD

HM Legal Approved as To Form: [***]

Exhibit 10.11

Exhibit A-2

WORKSCOPE for Funding Term 1

[***]

Exhibit A-1

Exhibit 10.11

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

EXHIBIT B-2

BUDGET

Description	Funding Term 1 (Dec 8, 2022-June 7, 2024)	Funding Term 2 (June 8, 2024 – September 7, 2025)	Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total	$500,000.00	$700,000.40	$1,200,000.40

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